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     2002 Semiannual Report
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     JANUS ENTERPRISE FUND
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                                                            [LOGO] JANUS

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TABLE OF CONTENTS

     Portfolio Manager Commentary
       and Schedule of Investments ..................................     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Explanation of Charts and Tables ...............................    14

     Shareholder Meeting ............................................    16

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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JANUS ENTERPRISE FUND                        Jonathan Coleman, portfolio manager

Stocks gained sharply in November and December, making up much of the lost ground following the Sept. 11 downturn. In early 2002, however, the market offered a whipsaw performance, fueled by investor sentiment that vacillated between hope for a strong recovery and concerns that an eventual upturn would be less robust than first envisioned.

Against this challenging backdrop, Janus Enterprise Fund declined 4.11% for the six months ended April 30, 2002, compared to a 20.04% gain in its benchmark, the S&P MidCap 400 Index.(1)

[PHOTO]

During the period, I assumed management responsibilities for the Fund, coincident with Jim Goff's appointment as Janus' Director of Research. Jim's research and industry expertise will be a vital resource to me as I apply my own experience to the day-to-day management of the Fund.

Going forward, I will run a more diversified Fund than you've seen in the past, typically with 80-90 names comprising broader industry and sector exposure. I will also limit top position sizes to approximately 3% of assets. I believe this will mitigate the impact of any single adverse event occurring to a mid-cap company we own.

I am also extremely focused on tangible earnings, free cash flow and working capital improvement, which I feel help provide fundamental support for a stock even when markets turn south. Last, I seek a balance between rapid earnings growers and companies that have moderate growth but which I think possess a positive catalyst for change. I believe that this approach should deliver protection on the downside and nice participation in an up market.

Upon assuming management of the Fund, I evaluated each inherited position against my stock-selection framework. As a result, I sold outright or significantly reduced many holdings. Among these were Crown Castle, Sepracor and Andrx.

Crown Castle leases the infrastructure that supports the wireless networks of large telecom service providers. The stock has been punished by concerns over the financial health of its customer base, and while we believe this condition to be temporary, we felt it was prudent to reduce our exposure until Crown Castle's customers achieve better financial footing. Although we trimmed it considerably, we feel Crown Castle's predictable monthly revenue stream and contractually escalating pricing represent excellent long-term growth potential.

The Fund was also hurt by the disappointing performance of two pharmaceutical holdings: Sepracor and Andrx. Sepracor was set back when a new allergy drug, Soltara, was unexpectedly rejected by the Food & Drug Administration, prompting us to sell the stock. Meanwhile, Andrx was plagued by pending court rulings on its ability to offer generic drugs in several disease categories. Given the prospect of continuing uncertainty, I felt it was best to sell the position entirely.

Positive contributors to the Fund included financial concern AFLAC and Laboratory Corporation of America, our largest holding. After a restructuring of its Japanese sales force, AFLAC is rebounding from struggles in that market, where it enjoys an astounding 85% market share in supplemental insurance. With the wind at its back from a successful ad campaign, AFLAC has trained its sights on greatly increased market penetration in the U.S. as well. Laboratory Corp. is a leader in esoteric diagnostic tests for diseases such as HIV and Hepatitis C, and stands to benefit as new genomic tests are being developed to assess the likelihood of certain inherited illnesses.

Also gaining ground were semiconductor maker Integrated Device Technology and payroll processing firm Paychex. Integrated Device's large customer order patterns showed improvements following a dramatic 2001 slowdown. The company is also aggressively removing costs, which positions it for higher potential profits when revenues start to bounce back. The success of longtime holding Paychex is rooted in the firm's 350,000 small and midsize business clients, which provide an annuity revenue stream that continues to grow even in the economic downturn.

Meanwhile, I continue to believe that good companies exist in diverse industries. To this end, I have added four to five stocks each among the healthcare, technology, financial services, consumer discretionary, industrial, media and energy sectors. Among these are Interpublic Group, Novellus Systems and Robert Half.

Leading ad agency Interpublic Group is an excellent example of a company that I believe gives us two chances to outperform: good cost control, allowing earnings growth potential while revenues are flat, and even better performance potential when the inevitable upturn in advertising commences. Novellus, which provides equipment to semiconductor makers, has astute leadership that has managed through cyclical order downturns by quickly whittling working capital out of the business. Executive placement firm Robert Half has managed through the downturn with careful cost cutting, good working capital control and a stock buyback commitment with its free cash flow.

During this transition period, I have temporarily raised cash levels as I evaluate new stocks that meet my investment and valuation criteria. Though, since I assumed its management on February 1, Janus Enterprise Fund has trailed the S&P MidCap 400 Index, I am encouraged to see many of the recent additions performing well. Nonetheless, our goal is to outperform the Fund's benchmark, and the entire Janus research team is working diligently toward that objective.

Thank you for your investment in Janus Enterprise Fund.

(1)  Returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Enterprise Fund  April 30, 2002  1

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Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
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Equities                                              84.1%                93.7%
  Foreign                                              3.2%                   --
Top 10 Equities                                       25.1%                34.0%
Number of Stocks                                         85                   70
Cash, Cash Equivalents and
  Fixed-Income Securities                             15.9%                 6.3%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
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Commercial Services - Finance                          5.4%                 8.2%
Medical Labs and Testing Services                      4.3%                 3.8%
Reinsurance                                            4.0%                 2.0%
Medical Instruments                                    3.7%                 1.5%
E-Commerce - Services                                  3.4%                 6.5%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
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Laboratory Corporation of
  America Holdings                                     3.0%                 2.3%
St. Jude Medical, Inc.                                 2.7%                 0.9%
eBay, Inc.                                             2.6%                 5.1%
Apollo Group, Inc. - Class A                           2.6%                 3.7%
Lamar Advertising Co.                                  2.6%                 1.6%
Berkshire Hathaway, Inc. - Class B                     2.4%                 2.0%
Electronic Arts, Inc.                                  2.4%                   --
Concord EFS, Inc.                                      2.3%                 2.7%
Kinder Morgan, Inc.                                    2.3%                 3.2%
Enzon, Inc.                                            2.2%                 2.8%

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Since 9/1/92*
(30.83)%         7.03%             11.38%

Janus Enterprise
Fund
$28,332

S&P MidCap
400 Index
$43,574

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($28,332) as compared to the S&P MidCap 400 Index ($43,574).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P MidCap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 84.1%
Advertising Agencies - 1.0%
     823,695    Interpublic Group ...........................     $   25,435,702

Advertising Sales - 2.6%
   1,568,310    Lamar Advertising Co.* ......................         67,327,548

Airlines - 1.5%
   2,181,445    Southwest Airlines Co. ......................         39,724,113

Applications Software - 0.2%
     399,000    Keane, Inc.* ................................          6,240,360

Building - Mobile Home and Manufactured Housing - 0.4%
     591,725    Clayton Homes, Inc. .........................     $   10,118,497

Building - Residential and Commercial - 1.0%
      68,400    NVR, Inc.* ..................................         25,290,900

Cable Television - 1.2%
   1,097,690    USA Networks, Inc.* .........................         32,831,908

Casino Services - 0.8%
     346,470    International Game Technology* ..............         21,810,286

See Notes to Schedule of Investments.

2  Janus Enterprise Fund  April 30, 2002
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JANUS ENTERPRISE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Banks - 1.9%
     201,950    Commerce Bancorp, Inc. ......................     $    9,974,310
     109,375    M&T Bank Corp. ..............................          9,338,437
     683,520    National Commerce Financial Corp. ...........         19,131,725
     273,870    North Fork Bancorporation, Inc. .............         10,576,859

                                                                      49,021,331

Commercial Services - Finance - 5.4%
   1,897,280    Concord EFS, Inc.* ..........................         61,832,355
     670,735    Moody's Corp. ...............................         29,230,631
   1,388,056    Paychex, Inc. ...............................         51,816,130

                                                                     142,879,116

Containers - Metal and Glass - 0.5%
     264,095    Ball Corp. ..................................         12,557,717

Data Processing and Management - 0.6%
     376,250    Certegy, Inc.* ..............................         14,598,500

Disposable Medical Products - 0.2%
      99,305    C.R. Bard, Inc. .............................          5,455,817

Distribution and Wholesale - 0.7%
      54,580    Fastenal Co. ................................          4,565,071
     237,995    W.W. Grainger, Inc. .........................         13,344,380

                                                                      17,909,451

Diversified Operations - 1.8%
   2,341,430    Cendant Corp.* ..............................         42,122,326
      40,055    SPX Corp.* ..................................          5,393,406

                                                                      47,515,732

E-Commerce - Services - 3.4%
   1,298,835    eBay, Inc.* .................................         68,968,138
     680,095    TMP Worldwide, Inc.* ........................         20,518,466

                                                                      89,486,604

Electric - Generation - 0.6%
   1,946,545    AES Corp.* ..................................         15,611,291

Electronic Components - Miscellaneous - 0.3%
     275,860    Celestica, Inc. - New York Shares* ..........          7,641,322

Electronic Components - Semiconductors - 3.0%
     852,515    Cree, Inc.*,# ...............................         10,051,152
     598,495    National Semiconductor Corp.* ...............         18,864,562
   1,438,955    NVIDIA Corp.* ...............................         50,090,024

                                                                      79,005,738

Electronic Design Automation - 0.6%
     739,315    Cadence Design Systems, Inc.* ...............         15,141,171

Entertainment Software - 2.4%
   1,064,635    Electronic Arts, Inc.* ......................         62,866,697

Fiduciary Banks - 1.4%
     690,675    Northern Trust Corp. ........................         36,688,656

Finance - Credit Card - 0.6%
     268,650    Capital One Financial Corp. .................         16,089,449

Finance - Investment Bankers/Brokers - 1.0%
     446,445    Lehman Brothers Holdings, Inc. ..............         26,340,255

Financial Guarantee Insurance - 1.5%
     563,630    MGIC Investment Corp. .......................         40,220,637

Food - Dairy Products - 0.6%
     395,730    Dean Foods Co.* .............................     $   14,649,925

Health Care Cost Containment - 1.1%
   1,016,445    First Health Group Corp.* ...................         29,476,905

Hotels and Motels - 0.5%
     318,875    Starwood Hotels & Resorts Worldwide, Inc. ...         12,053,475

Human Resources - 0.7%
     740,600    Robert Half International, Inc.* ............         19,448,156

Industrial Gases - 0.2%
     100,890    Praxair, Inc. ...............................          5,760,819

Instruments - Scientific - 0.4%
     237,830    Millipore Corp. .............................          9,501,309

Internet Brokers - 0.9%
   1,396,665    Charles Schwab Corp. ........................         15,908,014
   1,050,250    E*TRADE Group, Inc.* ........................          7,918,885

                                                                      23,826,899

Investment Management and Advisory Services - 0.8%
     634,275    T. Rowe Price Group, Inc. ...................         22,244,024

Life and Health Insurance - 1.6%
   1,443,305    AFLAC, Inc. .................................         43,154,820

Medical - Biomedical and Genetic - 2.2%
   1,558,070    Enzon, Inc.* ................................         58,022,527

Medical - Drugs - 2.5%
     420,725    Forest Laboratories, Inc.* ..................         32,454,727
   1,014,855    King Pharmaceuticals, Inc.* .................         31,805,556

                                                                      64,260,283

Medical - HMO - 0.7%
     275,130    Anthem, Inc.* ...............................         18,763,866

Medical - Hospitals - 1.9%
     571,920    Community Health Care Corp.* ................         16,597,118
   1,552,535    Health Management Associates, Inc.
                  - Class A* ................................         33,131,097

                                                                      49,728,215

Medical Instruments - 3.7%
   1,072,885    Apogent Technologies, Inc.* .................         24,890,932
     853,805    St. Jude Medical, Inc.* .....................         71,045,114

                                                                      95,936,046

Medical Labs and Testing Services - 4.3%
     784,670    Laboratory Corporation of America Holdings* .         77,839,264
     379,450    Quest Diagnostics, Inc.* ....................         34,882,838

                                                                     112,722,102

Medical Products - 1.7%
     839,555    Stryker Corp. ...............................         44,924,588

Non-Hazardous Waste Disposal - 0.1%
     156,845    Allied Waste Industries, Inc.* ..............          1,904,098

Oil Companies - Exploration and Production - 2.2%
     793,865    EOG Resources, Inc. .........................         33,778,956
     200,830    Murphy Oil Corp. ............................         18,948,311
     261,130    Ocean Energy, Inc. ..........................          5,588,182

                                                                      58,315,449

Oil Field Machinery and Equipment - 0.5%
     203,830    Smith International, Inc.* ..................         14,278,292

See Notes to Schedule of Investments.

                                        Janus Enterprise Fund  April 30, 2002  3

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JANUS ENTERPRISE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Optical Supplies - 0.3%
     195,595    Alcon, Inc.* ................................     $    6,777,367

Pipelines - 2.3%
   1,241,145    Kinder Morgan, Inc. .........................         60,083,829

Printing - Commercial - 0.4%
     262,347    Valassis Communications, Inc.* ..............          9,809,154

Property and Casualty Insurance - 1.7%
     241,785    W. R. Berkley Corp. .........................         14,627,993
     322,700    XL Capital, Ltd. - Class A ..................         30,446,745

                                                                      45,074,738

Radio - 2.6%
     658,750    Cox Radio, Inc. - Class A* ..................         18,866,600
     368,550    Entercom Communications Corp.* ..............         19,256,738
     832,845    Hispanic Broadcasting Corp.* ................         22,336,903
     214,580    Westwood One, Inc.* .........................          7,724,880

                                                                      68,185,121

Reinsurance - 4.0%
      26,355    Berkshire Hathaway, Inc. - Class B* .........         64,121,715
     259,035    Everest Re Group, Ltd. ......................         17,588,477
     191,575    RenaissanceRe Holdings, Ltd. ................         22,452,590

                                                                     104,162,782

Retail - Restaurants - 0.9%
     360,340    Tricon Global Restaurants, Inc.* ............         22,723,040

Satellite Telecommunications - 1.6%
   1,551,890    EchoStar Communications Corp.* ..............         42,211,408

Schools - 3.3%
   1,760,998    Apollo Group, Inc. - Class A* ...............         67,516,663
     600,999    University of Phoenix Online, Inc.* .........         19,328,128

                                                                      86,844,791

Semiconductor Components/Integrated Circuits - 2.1%
   2,008,140    Integrated Device Technology, Inc.* .........         56,308,246

Semiconductor Equipment - 1.8%
     354,830    KLA-Tencor Corp.* ...........................         20,924,325
     135,437    Mykrolis Corp.* .............................          1,996,341
     486,795    Novellus Systems, Inc.* .....................         23,074,083

                                                                      45,994,749

Textile - Home Furnishings - 0.2%
      98,265    Mohawk Industries, Inc.* ....................          6,321,387

Transportation - Railroad - 0.1%
     100,745    CSX Corp. ...................................          3,643,947

Transportation - Services - 0.3%
     113,430    Expeditors International of Washington, Inc.           6,564,194

Wireless Equipment - 1.3%
   4,585,770    Crown Castle International Corp.* ...........         33,476,121
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Total Common Stock (cost $2,152,153,192) ....................      2,204,961,470
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Corporate Bonds - 0.1%
Wireless Equipment - 0.1%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,552,797)      $    2,300,000
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Time Deposits - 9.0%
                Fifth Third Bancorp
 125,000,000      1.8125%, 5/1/02 ...........................        125,000,000
                Societe Generale, New York
 112,100,000      1.8125%, 5/1/02 ...........................        112,100,000
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Total Time Deposits (cost $237,100,000) .....................        237,100,000
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U.S. Government Agencies - 7.6%
                Federal Farm Credit Bank
 100,000,000      1.72%, 5/2/02 .............................         99,976,111
                Federal Home Loan Bank System:
  25,000,000      1.70%, 5/29/02 ............................         24,966,944
  25,000,000      1.69%, 7/24/02 ............................         24,906,250
                Freddie Mac
  50,000,000      1.70%, 5/9/02 .............................         49,981,556
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Total U.S. Government Agencies (cost $199,826,028) ..........        199,830,861
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Total Investments (total cost $2,591,632,017) - 100.8% ......      2,644,192,331
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Liabilities, net of Cash, Receivables and Other Assets - (0.8%)     (20,648,792)
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Net Assets - 100% ...........................................     $2,623,543,539
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Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
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Bermuda                                              2.7%         $   70,487,812
Canada                                               0.3%              7,641,322
Switzerland                                          0.3%              6,777,367
United States++                                     96.7%          2,559,285,830
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Total                                              100.0%         $2,644,192,331

++Includes Short-Term Securities (80.3% excluding Short-Term Securities)

See Notes to Schedule of Investments.

4  Janus Enterprise Fund  April 30, 2002

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STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2002 (unaudited)
(all numbers in thousands
except net asset value per share)

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Assets:
Investments at cost                                                 $  2,591,632

Investments at value                                                $  2,644,192
  Cash                                                                     1,549
  Receivables:
    Investments sold                                                       5,659
    Fund shares sold                                                       3,512
    Dividends                                                                301
    Interest                                                                  79
  Other assets                                                                 1
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Total Assets                                                           2,655,293
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Liabilities:
  Payables:
    Investments purchased                                                 19,365
    Fund shares repurchased                                                8,785
    Advisory fees                                                          1,429
    Transfer agent fees and expenses                                         743
  Accrued expenses                                                         1,427
--------------------------------------------------------------------------------
Total Liabilities                                                         31,749
--------------------------------------------------------------------------------
Net Assets                                                          $  2,623,544
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           92,222

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      28.45
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See Notes to Financial Statements.

                                        Janus Enterprise Fund  April 30, 2002  5

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STATEMENT OF OPERATIONS

For the six months ended
April 30, 2002 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $      3,595
  Dividends                                                                2,471
--------------------------------------------------------------------------------
Total Investment Income                                                    6,066
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            9,431
  Transfer agent fees and expenses                                         3,543
  Registration fees                                                           19
  Postage and mailing expenses                                               282
  Custodian fees                                                              73
  Printing expenses                                                          385
  Audit fees                                                                  11
  Trustees' fees and expenses                                                 11
  Other expenses                                                              19
--------------------------------------------------------------------------------
Total Expenses                                                            13,774
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (460)
--------------------------------------------------------------------------------
Net Expenses                                                              13,314
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (7,248)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (824,586)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     718,647
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Net Realized and Unrealized Gain/(Loss) on Investments                 (105,939)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (113,187)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Enterprise Fund  April 30, 2002

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STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2002 (unaudited)
and for the fiscal year ended October 31
(all numbers in thousands)                                                 2002             2001

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (7,248)     $   (26,495)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (824,586)      (2,903,394)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    718,647      (1,581,463)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (113,187)      (4,511,352)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           365,445        2,193,574
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                  (700,532)      (2,694,968)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (335,087)        (501,394)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (448,274)      (5,012,746)
Net Assets:
  Beginning of period                                                 3,071,818        8,084,564
------------------------------------------------------------------------------------------------
  End of period                                                    $  2,623,544     $  3,071,818
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  6,929,997     $  7,265,084
  Accumulated net investment income/(loss)*                             (7,248)               --
  Accumulated net realized gain/(loss) from investments*            (4,351,766)      (3,527,180)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        52,561        (666,086)
------------------------------------------------------------------------------------------------
                                                                   $  2,623,544     $  3,071,818
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            12,225           49,057
  Reinvested distributions                                                   --               --
------------------------------------------------------------------------------------------------
Total                                                                    12,225           49,057
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (23,523)         (63,712)
Net Increase/(Decrease) in Fund Shares                                 (11,298)         (14,655)
Shares Outstanding, Beginning of Period                                 103,520          118,175
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        92,222          103,520
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $  1,072,306     $  3,946,533
  Proceeds from sales of securities                                   1,642,880        4,407,859
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Enterprise Fund  April 30, 2002  7

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FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2002 (unaudited)
and through each fiscal year ended October 31     2002           2001           2000           1999           1998           1997

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    29.67     $    68.41     $    58.64     $    32.33     $    30.86     $    31.19
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.08)             --             --             --             --             --
  Net gains/(losses) on securities
    (both realized and unrealized)              (1.14)        (38.74)          13.10          30.61           3.43            .95
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.22)        (38.74)          13.10          30.61           3.43            .95
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --             --             --             --             --
  Distributions (from capital gains)*               --             --         (3.33)         (4.30)         (1.96)         (1.28)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             --         (3.33)         (4.30)         (1.96)         (1.28)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    28.45     $    29.67     $    68.41     $    58.64     $    32.33     $    30.86
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (4.11)%       (56.63)%         22.29%        104.09%         11.79%          3.31%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $2,623,544     $3,071,818     $8,084,564     $2,329,698     $  558,999     $  551,828
Average Net Assets for the Period
  (in thousands)                            $2,927,128     $4,858,360     $7,265,824     $1,126,839     $  551,467     $  613,784
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.95%          0.92%          0.90%          0.98%          1.08%          1.07%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.92%          0.90%          0.88%          0.95%          1.06%          1.04%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***              (0.50)%        (0.55)%        (0.65)%        (0.67)%        (0.67)%        (0.61)%
Portfolio Turnover Rate***                         86%            85%            80%            98%           134%           111%

(1)  See "Explanation of Charts and Tables."
    *See Note 3 in Notes to Financial Statements.
  **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Enterprise Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

*    Non-income-producing security

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2002:

                  Purchases                  Sales                  Realized     Dividend     Market Value
               Shares    Cost         Shares         Cost         Gain/(Loss)     Income       at 4/30/02
----------------------------------------------------------------------------------------------------------
Cree, Inc.       --       --         3,276,930   $171,335,058    $(113,848,301)     --        $10,051,152
----------------------------------------------------------------------------------------------------------

                                        Janus Enterprise Fund  April 30, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Enterprise Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The Fund may invest in money market funds, including funds managed by Janus Capital Management LLC ("Janus Capital"). During the period ended April 30, 2002, the Fund recorded distributions from affiliated investment companies as dividend income in the amount of $42,044 in Janus Money Market Fund.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

10  Janus Enterprise Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                       Janus Enterprise Fund  April 30, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER
     TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Services LLC, a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of the Fund's average net assets, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees. paid to DST for the period ended April 30, 2002, are noted below.

     DST Securities, Inc.               Fund
         Commissions                  Expense
            Paid*                    Reduction*                  DST Fees
================================================================================
          $301,632                    $226,280                   $238,973
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Enterprise Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2001, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2008 and October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2002, are also noted below:

  Accumulated      Federal Tax      Unrealized       Unrealized          Net
 Capital Losses       Cost         Appreciation    (Depreciation)   Appreciation
--------------------------------------------------------------------------------
$(3,462,603,292)  $2,616,264,754   $287,638,814    $(259,711,237)    $27,927,577
--------------------------------------------------------------------------------

                                       Janus Enterprise Fund  April 30, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATION OF CHARTS AND TABLES (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Enterprise Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                       Janus Enterprise Fund  April 30, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING

Each of the prosposals described below were considered at a special meeting of the Fund's Shareholders. The meeting was held on January 31, 2002. Tabulations of the votes received on each of the proposals presented at the meeting appear below. Each vote reported represents a value held on the record date for the meeting.

PROPOSAL 1
To elect a board of Trustees of the Trust.

                                     Number of Shares              Percentage of Outstanding Shares    Percentage of Shares Voted
Trustees                Affirmative      Withheld         Total     Affirmative  Withheld    Total   Affirmative  Withheld    Total
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey      13,231,258,082   734,360,127   13,965,618,209    55.39%      3.07%     58.46%     94.74%      5.26%    100.00%
Dennis B. Mullen      13,643,194,130   322,424,079   13,965,618,209    57.11%      1.35%     58.46%     97.69%      2.31%    100.00%
James T. Rothe        13,644,665,214   320,952,995   13,965,618,209    57.12%      1.34%     58.46%     97.70%      2.30%    100.00%
William D. Stewart    13,646,777,141   318,841,068   13,965,618,209    57.13%      1.33%     58.46%     97.72%      2.28%    100.00%
Martin H. Waldinger   13,641,999,929   323,618,280   13,965,618,209    57.11%      1.35%     58.46%     97.68%      2.32%    100.00%
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2
To consider and approve a new investment advisory agreement between Janus Investment Fund, on behalf of the Fund, and Janus Capital Corporation.

                                                                        Number of Shares
                                         Record
Fund                                  Total Shares      Affirmative          Against          Abstain
-------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                  104,532,047      52,421,423          1,404,370         1,686,943
-------------------------------------------------------------------------------------------------------

                                    Percentage of Outstanding Shares      Percentage of Shares Voted

Fund                                Affirmative   Against    Abstain   Affirmative   Against    Abstain
-------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                  50.15%      1.34%      1.61%       94.43%      2.53%      3.04%
-------------------------------------------------------------------------------------------------------

PROPOSAL 3
To authorize the trustees to adopt an Amended and Restated Agreement and Declaration of Trust.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                23,887,649,912   12,373,917,860       894,447,064      243,937,574     453,315,711
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                      51.80%      3.74%      1.02%      1.90%     88.60%        6.40%      1.75%      3.25%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4A
To approve rescission of the fundamental restriction concerning the diversification of the Fund's investments.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                 104,532,047       38,568,457          1,980,007         1,749,553      13,214,719
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                      36.90%      1.89%      1.67%     12.64%      69.48%       3.57%      3.15%     23.80%
---------------------------------------------------------------------------------------------------------------------------------

16 and 17  Janus Enterprise Fund  April 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING (continued)

PROPOSAL 4B
To approve revisions to the fundamental restriction concerning the Fund's investments in commodities.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                  104,532,047       38,077,475         2,406,299         1,814,243      13,214,719
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                      36.43%      2.30%      1.73%     12.64%      68.59%       4.33%      3.27%     23.81%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4C
To approve revisions to the fundamental restriction concerning the lending of the Fund's portfolio securities.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                  104,532,047       38,022,635         2,439,086         1,836,296      13,214,719
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                      36.37%      2.33%      1.76%     12.64%      68.49%       4.39%      3.31%     23.81%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4D
To approve revisions to the fundamental restriction concerning borrowing money and issuing senior securities.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                  104,532,047       38,080,378         2,372,108         1,845,531      13,214,719
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                      36.43%      2.27%      1.76%     12.64%      68.60%       4.27%      3.33%     23.80%
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

18 and 19  Janus Enterprise Fund  April 30, 2002

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NOTES

20  Janus Enterprise Fund  April 30, 2002

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NOTES

                                       Janus Enterprise Fund  April 30, 2002  21

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                       [LOGO] JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/02)

                                                                     ENT50-06/02

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